TONIX PHARMACEUTICALS HOLDING CORP. 8-K

Exhibit 99.02

© 2023 Tonix Pharmaceuticals Holding Corp. INVESTOR PRESENTATION NASDAQ: TNXP Version P04 66 July 26, 2023 (Doc 1265 )

2 © 2023 Tonix Pharmaceuticals Holding Corp. Cautionary Note on Forward - Looking Statements Certain statements in this presentation regarding strategic plans, expectations and objectives for future operations or results are “forward - looking statements” as defined by the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of forward - looking words such as “anticipate,” “believe,” “forecast,” “estimate” and “intend,” among others. These forward - looking statements are based on Tonix’s current expectations and actual results could differ materially. There are a number of factors that could cause actual events to differ materially from those indicated by such forward - looking statements. These factors include, but are not limited to, the risks related to failure to obtain FDA clearances or approvals and noncompliance with FDA regulations; risks related to the failure to successfully market any of our products; risks related to the timing and progress of clinical development of our product candidates; our need for additional financing; uncertainties of patent protection and litigation; uncertainties of government or third party payor reimbursement; limited research and development efforts and dependence upon third parties; and substantial competition. As with any pharmaceutical under development, there are significant risks in the development, regulatory approval and commercialization of new products. The forward - looking statements in this presentation are made as of the date of this presentation, even if subsequently made available by Tonix on its website or otherwise. Tonix does not undertake an obligation to update or revise any forward - looking statement, except as required by law. Investors should read the risk factors set forth in the Annual Report on Form 10 - K for the year ended December 31, 2022, as filed with the Securities and Exchange Commission (the “SEC”) on March 13, 2023, and periodic reports and current reports filed with the SEC on or after the date thereof. All of Tonix's forward - looking statements are expressly qualified by all such risk factors and other cautionary statements.

3 © 2023 Tonix Pharmaceuticals Holding Corp. Investment Highlights DIVERSE PIPELINE Tonix’s c ore focus is on central nervous system disorders , but we also target unmet needs across multiple therapeutic areas including immunology, infectious disease and rare disease. STRATEGIC PARTNERSHIPS Partnering strategically with other biotech companies , world - class academic and non - profit research organizations to bring innovative therapeutics to market faster. IN - HOUSE CAPABILITIES Investment in domestic , in - house, R&D and manufacturing to accelerate development timelines and improve the ability to respond to pandemics. FINANCIAL POSITION Tonix had approximately $72 M in cash and cash equivalents as of 3/31/23. Tonix has no debt .

# Pipeline: Key Clinical Development Programs

| Candidates* | Indication | Status/Next Milestone |
|---|---|---|
| TNX-102 SL[1] | Fibromyalgia (FM)<br>Long COVID (PASC[2]) | Mid-Phase 3 – completing enrollment<br>Phase 2 enrollment complete |
| TNX-1300[3] | Cocaine Intoxication - *FDA Breakthrough Designation* | Mid-Phase 2, Targeted 3Q 2023 Start |
| TNX-1900[4] | Prevention of Chronic Migraine | Phase 2 - enrolling[5] |
| TNX-601 ER | Depression | Phase 2 – completing enrollment[6] |
| TNX-2900[7] | Prader-Willi Syndrome - *FDA Orphan Drug Designation* | Phase 2 ready |
| TNX-1500[8] | Organ Transplant Rejection/ Autoimmune Conditions | Phase 1, Targeted 3Q 2023 Start |

**All of Tonix's product candidates are investigational new drugs or biologics and none has been approved for any indication.*

[1]TNX-102 SL (cyclobenzaprine HCl sublingual tablets) also has active INDs for Agitation in Alzheimer's Disease (AAD), Alcohol Use Disorder (AUD), and Posttraumatic Stress Disorder (PTSD). All indications are Phase 2 ready.

[2]Post-Acute Sequelae of COVID-19.

[3]TNX-1300 (double-mutant cocaine esterase) is licensed from Columbia University.

[4]Acquired from Trigemina; license agreement with Stanford University; Planned investigator-initiated Binge Eating Disorder (BED) study is expected start 2Q 2023.

[5]A Phase 2 trial under an investigator-initiated IND has been completed in the U.S. using TNX-1900

[6]Phase 1 trial for formulation development was completed outside of the U.S.; Other potential indications include PTSD and neurocognitive dysfunction from steroids

[7]Co-exclusive license agreement with French National Institute of Health and Medical Research (Inserm)

[8]anti-CD40L humanized monoclonal antibody – IND cleared

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© 2023 Tonix Pharmaceuticals Holding Corp.

# Late-Stage CNS Programs[1]
## Four Studies Expecting Topline in the Next Three Quarters (by End of 1Q24)

CNS PORTFOLIO

### Active Studies

- **23Q3 - Topline:**
  - TNX-102 SL for fibromyalgia-type Long COVID (enrollment complete) — P2 — Proof-of-Concept
- **23Q4 – Topline:**
  - TNX-1900 for migraine headache (enrollment complete) — P2 — Proof-of-Concept
  - TNX-601 ER for depression (completing enrollment) — P2 — Proof-of-Concept
  - **TNX-102 SL for fibromyalgia (completing enrollment) — P3 — Potential NDA enabling**

### Entering Phase 2

- **In 3Q 2023:**
  - TNX-1300 for cocaine intoxication (FDA Breakthrough Therapy) — P2 — Potential Pivotal Study

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[1]Not approved for any indication

© 2023 Tonix Pharmaceuticals Holding Corp.

6 © 2023 Tonix Pharmaceuticals Holding Corp. CNS PORTFOLIO Tonix Medicines is our Commercial Subsidiary Marketed products for the treatment of acute migraine in adults with or without aura Zembrace ® SymTouch ® (sumatriptan injection) 3 mg 1 Tosymra ® (sumatriptan nasal spray) 10 mg 2 ‒ Both are proprietary non - oral formulations of sumatriptan that bypass the gastrointestinal tract Headed by President Jim Hunter ‒ Industry veteran – experience in CNS products ‒ Built Validus Pharmaceuticals Consolidated Product Sales for the 12 months ended March 31 st 2023 ‒ Factory sales: $30.4M 3 ‒ Net sales: $16.4M 3 Retail Product Sales for the 12 months ended December 31 st 2022 ‒ Retail sales: ~$23 M ( Zembrace ~$19.6 M and Tosymra ~$3.5 M) 4 Acquired from Upsher - Smith Laboratories which has managed care contracts covering ~200 M lives ‒ Contract includes a transition period during which Tonix expects to secure its own contracts 1 Zembrace SymTouch [package insert] . Maple Grove, MN : Upsher - Smith Laboratories, LLC : February 2021 - For more information, talk to your provider and read the Patient Information and Instructions for Use . – Important Safety Information is provided in the appendix 2 Tosymra [package insert]. Maple Grove, MN: Upsher - Smith Laboratories, LLC: Feb 2021 . For more information, talk to your provider and read the Patient Information and Instructions for Use . – Important Safety Information is provided in the appendix 3 Audited abbreviated financial statements of assets acquired from Upsher - Smith Laboratories, LLC as filed in the 8 - K/A dated July 18, 2023 https://ir.tonixpharma.com/sec - filings/all - sec - filings/content/0001387131 - 23 - 008497/0001387131 - 23 - 008497.pdf 4 IQVIA, 2022 sales from the National Sales Perspectives (NSP) audit within the SMART database estimates Zembrace sales of ~$19.6 M and Tosymra sales of ~$3.5 M

© 2023 Tonix Pharmaceuticals Holding Corp. CNS: KEY DEVELOPMENT CANDIDATES

# TNX-102 SL*

## Cyclobenzaprine (Protectic®)
## Pipeline in a Product

**A unique, sublingual formulation of cyclobenzaprine designed to optimize delivery and absorption**

**Potent binding and antagonist activities at the serotonergic-5-HT2A, adrenergic-α1, histaminergic-H1, and muscarinic-M1 cholinergic receptors to facilitate restorative sleep**

**Innovative and proprietary PROTECTIC® Rapid drug exposure following nighttime administration**

**Differentiators:**

**Relative to Oral Cyclobenzaprine**
- Lower daytime exposure
- Avoids first-pass metabolism
- Reduces risk of pharmacological interference from major metabolite

**Relative to Standard of Care**
- Potential for better tolerability while maintaining efficacy
- Not scheduled with no recognized abuse potential

*Patents Issued*

*TNX-102 SL has not been approved for any indication.

### Fibromyalgia

Status: Mid-Phase 3
- One positive Phase 3 study (RELIEF) completed
- Second Phase 3 study (RALLY) missed primary endpoint
- Confirmatory Phase 3 study (RESILIENT) completing enrollment
  - ~450 enrolled

**Next Steps:** Topline results expected 4Q 2023

### Fibromyalgia-Type Long COVID

Status: Phase 2
- Phase 2 study (PREVAIL) has completed enrollment of 60 patients

**Next Steps:** Topline results expected 3Q 2023

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© 2023 Tonix Pharmaceuticals Holding Corp.

CNS PORTFOLIO

# TNX-102 SL (Sublingual Cyclobenzaprine HCl tablets*)

## Proprietary cyclobenzaprine HCl eutectic mixture stabilizes sublingual tablet formulation


Cyclobenzaprine-HCl (CBP-HCl)
Mannitol (inactive)
Protectic™
Eutectic formulation[1] ANGSTRO-TECHNOLOGY™
Base particle ($K_2HPO_4$)
Base particle ($K_2HPO_4$)
Base particle ($K_2HPO_4$)
Cyclobenzaprine free base

Pure CBP-HCl interacts with base and tablet disintegrates

Eutectic formulation protects CBP-HCl from base and makes stable tablet with rapid absorption properties

*U.S. Patent issued May 2, 2017

© 2023 Tonix Pharmaceuticals Holding Corp.

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10 © 2023 Tonix Pharmaceuticals Holding Corp. CNS PORTFOLIO TNX - 102 SL Sublingual Administration* Transmucosal absorption a voids first pass hepatic metabolism * U.S. Patent issued May 2, 2017 Swallowed Oral Dose Sublingual Oral Dose

# TNX-102 SL*: Fibromyalgia
## Cyclobenzaprine Protectic® Sublingual Tablets

CNS PORTFOLIO

### PROFILE

**Fibromyalgia (FM) is a chronic pain disorder resulting from amplified sensory and pain signaling within the CNS**

- Afflicts an estimated 6-12 million adults in the U.S., approximately 90% of whom are women[1]
- Symptoms include chronic widespread pain, nonrestorative sleep, fatigue, and cognitive dysfunction
- Patients struggle with daily activities, have impaired quality of life, and frequently are disabled
- Physicians and patients report common dissatisfaction with currently marketed products


CHECK
mph

When the check engine light malfunctions, the light is on even though the car is not malfunctioning

***Patents Issued***

### DEVELOPMENT PROGRAM

**Market Entry:** Fibromyalgia

**Additional Indications:** Long COVID, PTSD, Agitation in Alzheimer's, Alcohol Use Disorder

**Status:** One Positive Phase 3 study RELIEF completed[2]

Second Phase 3 study RALLY missed primary endpoint

Confirmatory Phase 3 study RESILIENT completing enrollment

**Next Steps:** Topline results expected 4Q 2023

*TNX-102 SL has not been approved for any indication.

[1]American Chronic Pain Association (www.theacpa.org, 2019)
[2]Lederman et al., (2023) *Arthritis Care & Research* "Efficacy and Safety of TNX-102 SL (Sublingual Cyclobenzaprine) for the Treatment of Fibromyalgia: Results From the RELIEF Trial", doi: 10.1002/acr.25142. Epub ahead of print. PMID: 37165930.

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© 2023 Tonix Pharmaceuticals Holding Corp.

CNS PORTFOLIO

# TNX-102 SL: Phase 3 RESILIENT Study Design

## General study characteristics:

- Randomized, double-blind, placebo-controlled study in fibromyalgia
- U.S. sites only, enrolled approximately 450 patients

## Primary Endpoint:

- Daily diary pain severity score change from baseline to Week 14 (TNX-102 SL vs. placebo)
    - Weekly averages of the daily numerical rating scale scores

## Key Secondary Endpoints:

- Fibromyalgia Impact Questionnaire - Revised (FIQ-R) Symptom Domain score
- Patient Global Impression of Change responder analysis
- FIQ-R Function Domain score
- PROMIS Sleep Disturbance instrument
- PROMIS Fatigue instrument
- Weekly average of the daily diary assessment of sleep quality


TNX-102 SL once-daily at bedtime
5.6 mg (2 x 2.8 mg tablets)*
Placebo once-daily at bedtime
14 weeks

*Two week run in at 2.8 mg dose at bedtime, followed by 12 weeks at 5.6 mg dose

ClinicalTrials.gov Identifier: NCT05273749
A Phase 3 Study to Evaluate the Efficacy and Safety of TNX-102 SL Taken Daily in Patients With Fibromyalgia (RESILIENT)

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# TNX-102 SL*: Fibromyalgia-Type Long COVID (PASC)
## Cyclobenzaprine Protectic® Sublingual Tablets

CNS PORTFOLIO

### PROFILE

- Occurs in approximately 13% of recovered COVID-19 patients[1]
- As many as 40% of Long COVID patients experience multi-site pain, a hallmark of fibromyalgia[2,3]
- Symptoms of Long COVID, like multi-site pain, fatigue and insomnia, are the hallmarks of chronic pain syndromes like fibromyalgia and myalgic encephalomyelitis/chronic fatigue syndrome (ME/CFS)
- In August 2022, the HHS released the National Research Action Plan on Long COVID[4] which endorses the connection between Long COVID and ME/CFS

***Patents Issued***

### DEVELOPMENT PROGRAM

**Market Entry**: Fibromyalgia-Type Long COVID (PASC)

**Additional Indications:** Fibromyalgia, PTSD, Agitation in Alzheimer's, Alcohol Use Disorder

**Status:** Phase 2 study PREVAIL has completed enrollment of 60 patients

**Next Steps:** Topline results expected 3Q 2023

*TNX-102 SL has not been approved for any indication.

[1]September 1, 2022- CDC - https://www.cdc.gov/coronavirus/2019-ncov/long-term-effects/index.html
[2]Harris, H, et al. Tonix data on file. 2022
[3]TriNetX Analytics
[4]Department of Health and Human Services, Office of the Assistant Secretary for Health. 2022. National Research Action Plan on Long COVID.

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© 2023 Tonix Pharmaceuticals Holding Corp.

CNS PORTFOLIO

# Fibromyalgia-Type Long COVID

- Long COVID is a heterogeneous condition that displays elements of nociplastic pain in many individuals, who experience otherwise unexplained symptoms[1-3]


Multisite pain
Memory issues
Fatigue
Sleep disturbances


Nociceptive pain
Nociplastic pain
Central and Peripheral Sensitization
Neuropathic pain

Symptoms (multi-site pain, fatigue, sleep disorders and cognitive dysfunction) overlap with the key symptoms of fibromyalgia

Nociplastic pain[4]: (*new term for "Central and Peripheral Sensitization[4]*) Pain that arises from altered nociception despite no clear evidence of tissue damage, or for disease or lesion of the somatosensory system causing the pain

[1]Bierle et al., 2021. *J Prim Care Community Health.* 12:21501327211030826
[2]Moghimi et al., 2021. *Curr Neurol Neurosci Rep.* 21(9):44
[3]Thaweethai T, et al. 2023. JAMA. 2023 329(22):1934-1946
[4]Trouvin et al., 2019. *Best Pract Res Clin Rheumatol.* 33(3):101415

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PREVAIL Study

CNS PORTFOLIO

# TNX-102 SL: Phase 2 PREVAIL Study Design

## Study characteristics:

- Randomized, double-blind, placebo-controlled study of TNX-102 SL in fibromyalgia-type Long COVID
- U.S. sites only, completed enrollment of 63 patients

## Primary Endpoint:

- Daily diary pain severity score change from baseline to Week 14 (TNX-102 SL vs. placebo)
  - Weekly averages of the daily numerical rating scale scores

**TNX-102 SL once-daily at bedtime**
5.6 mg (2 x 2.8 mg tablets)*

**Placebo once-daily at bedtime**

***14 weeks***

*Two week run in at 2.8 mg dose at bedtime, followed by 12 weeks at 5.6 mg dose

ClinicalTrials.gov Identifier: NCT05472090
"A Phase 2 Study to Evaluate the Efficacy and Safety of TNX-102 SL in Patients With Multi-Site Pain Associated With Post-Acute Sequelae of SARS-CoV-2 Infection (PREVAIL)"

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© 2023 Tonix Pharmaceuticals Holding Corp.

# TNX-601 ER*: Depression
## Tianeptine Hemioxalate Extended-Release Tablets (39.4 mg)

CNS PORTFOLIO

### PROFILE

- A novel, oral, extended-release once-daily tablet
- Treatment effect of tianeptine sodium immediate release *t.i.d.* in depression is well-established
- Tianeptine restores neuroplasticity in animal models
- PPAR-β/δ and PPAR-γ agonist[1]

**Differentiators:**

Relative to tianeptine IR available ex-US:

- Once daily dosing

Relative to traditional antidepressants:

- Unique mechanism of action – beyond neurotransmitter modulation
- Tianeptine sodium IR has similar efficacy but less weight gain or sexual side effects than traditional antidepressants
- Tianeptine's side effects are described in labeling in countries in which it is marketed[2]

***Patents Issued***

### DEVELOPMENT PROGRAM

**Market Entry:** Major Depressive Disorder (MDD)

**Additional Indications:** PTSD, Neurocognitive Disorder From Corticosteroids, Alzheimer's Disease[3]

**Status:** Phase 2 MDD study UPLIFT completing enrollment

**Next Steps:**

Topline results expected 4Q 2023

*TNX-601 ER has not been approved for any indication.

[1]Sullivan G et al. Poster presentation at the American Society of Clinical Psychopharmacology, June 2023. https://bit.ly/42o3jnV
[2]Summary of product characteristics (SmPC), European Medicines Agency, Stablon®, www.servier.ci/sites/default/files/spc-pil/SPC_Stablon_1.pdf accessed 7-16-23.
[3]García-Alberca et al., 2022. *J Alzheimers Dis.* 88(2):707-720

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© 2023 Tonix Pharmaceuticals Holding Corp.

# TNX-601 ER - Phase 2 UPLIFT* Study Design

CNS PORTFOLIO

## General study characteristics:

- Randomized, double-blind, placebo-controlled study in Major Depressive Disorder to evaluate monotherapy with TNX-601 ER versus placebo
- Parallel design with two arms – treatment with tianeptine hemioxalate 39.4 mg or placebo
- ~30 U.S. sites

## Primary Endpoint:

- Mean change from baseline in the Montgomery-Åsberg Depression Rating Scale (MADRS) total score at Week 6



Double-Blind Treatment Phase (6 weeks)
Week 0
Week 2
Week 4
Week 6
Study Population
✓ Confirmed Dx of MDD in MDE ≥ 3 months
✓ MADRS ≥ 28 at Screening & ≥ 25 at Baseline
7-35 day Screening Phase
1:1 randomization
TNX-601 ER
(Tianeptine Hemioxalate 39.4 mg Extended-Release Tablets)
PLACEBO
2 week Safety F/U

*ClinicalTrials.gov Identifier: NCT05686408

Abbreviations: Dx, diagnosis; ER, extended-release; F/U, follow-up; MDD, major depressive disorder; MDE, major depressive episode; N, number

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# Tianeptine is a Polyunsaturated Fatty Acid (PUFA) Analogue

## PUFAs and PUFA-analogues

- Polar acidic "head" and hydrophobic fatty acid "tail"

## Pharmacological modulation of PUFA signaling has therapeutic potential in multiple pathologies

- Act through the binding sites of endogenous FA metabolites on enzymes, transporters, and receptors
- Several PUFA analogues have been developed as drugs, including the ethyl ester of eicosapentaenoic acid (EPA)[1] which is branded as Vascepa® and Lovaza® (omega-3-acid ethyl esters)
- Docosahexaenoic acid (DHA) is a primary structural component of the brain

## EPA and DHA have activity in treating MDD[3,4] and Alzheimer's disease[5]

- Activity shown in studies and meta-analyses, but insufficient randomized studies to be conclusive
- Pharmacology of EPA and DHA is not optimal[5]



Tianeptine
EPA
HO
O
N
O
S
O
NH
Cl
HO
O
Hydrophilic polar head group
Hydrophobic fatty acid tail

$EC_{50}$ for EPA is ~3 μM

[1]EPA = eicosa-5Z, 8Z, 11Z, 14Z, 17Z-pentaenoic acid.
[2]Wikipedia: https://en.wikipedia.org/wiki/Docosahexaenoic_acid
[3]Liao et al., 2019. *Transl Psychiatry.* 9(1):190
[4]Wani et al., 2015. *Integr Med Res.* 4(3):132-141
[5]Heath RJ, and Wood TR. 2021. *Int J Mol Sci.* 2021 22(21):11826

© 2023 Tonix Pharmaceuticals Holding Corp.

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CNS PORTFOLIO

# TNX-601 ER – Racemic Tianeptine – Composed of Two Isomers

**Racemic tianeptine:**
- Approved in Europe and ex-US
- 1:1 mixture of 2 mirrorr-image isomers[1,2]
- Weak μ-opioid receptor agonism[2]
  - Risk of abuse or diversion for euphoric effects[3]

***(S)*-Tianeptine: PPAR-β/δ agonist, no opiate liability[4]**
- New mechanism of action for treating depression

***(R)*-Tianeptine: opiate liability[4]**
- Weak μ-opioid receptor agonism[4]

| | *Racemic-* Tianeptine | *(S)-* Tianeptine TNX-4300 | *(R)-* Tianeptine |
|---|---|---|---|
| Activates PPAR-β/δ | + | + | - |
| Neuroplasticity | + | + | - |
| Novel Object Test[5] | + | + | - |
| μ-Opioid Receptor | + | - | + |
| Forced Swim Test[6] | + | - | + |
| Activates PPAR-γ | + | + | + |

***(S)*-tianeptine**



***(R)*-tianeptine**



[1]Stablon. Summary of product characteristics. Les Laboratoires Servier Industrie; 2014.
[2]PubChem. Accessed November 10, 2022. https://pubchem.ncbi.nlm.nih.gov/compound/Tianeptine
[3]Drug Enforcement Administration. May 2019. Accessed November 11, 2022. https://www.deadiversion.usdoj.gov/drug_chem_info/tianeptine.pdf
[4]Sullivan G et al. Poster presentation at the American Society of Clinical Psychopharmacology, June 2023. https://bit.ly/42o3jnV
[5]Rat Novel Object Recognition Test
[6]Mouse Porsolt Forced Swim Test

© 2023 Tonix Pharmaceuticals Holding Corp.

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# TNX-4300*: Depression, Alzheimer's & Parkinson's diseases
## Estianeptine (Single (*S*)-isomer of Tianeptine)

CNS PORTFOLIO

## PROFILE

- Single isomer, oral treatment
- Proposed mechanism of action from lab studies indicates estianeptine is the active ingredient of TNX-601 ER[1]
  - PPAR-β/δ and PPAR-γ agonist
  - Free of μ-opioid receptor activity
- Estianeptine restores neuroplasticity in tissue culture

**Differentiators:**

Relative to racemic tianeptine IR or TNX-601 ER:

- Lack of opioid liability

Relative to traditional antidepressants:

- Unique mechanism of action – beyond neurotransmitter modulation
- Racemic tianeptine sodium IR has similar efficacy but fewer side effects than traditional antidepressants

***Patents Issued***

## DEVELOPMENT PROGRAM

**Market Entry:** Major Depressive Disorder (MDD)

**Additional Indications:** PTSD, Neurocognitive Disorder From Corticosteroids, Alzheimer's Disease[2]

**Status:** Pre-clinical

**Next Steps:** Expect IND can be supported by pre-clinical and clinical data from TNX-601 (racemic tianeptine) development

*TNX-4300 is in the pre-IND stage of development and has not been approved for any indication

[1]Sullivan G et al. Poster presentation at the American Society of Clinical Psychopharmacology, June 2023. https://bit.ly/42o3jnV
[2]García-Alberca et al., 2022. *J Alzheimers Dis.* 88(2):707-720

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© 2023 Tonix Pharmaceuticals Holding Corp.

# While Monoaminergic Antidepressants Work at the Synapse, (*S*)-Tianeptine "Cuts in Line" to More Directly Affect Neuroplasticity[1]


Depressed
Monoaminergic antidepressants
MAO
Tianeptine
mRNA (eg, BDNF[2])
1. Neurotransmitter reuptake blockade
2. Increased synaptic signaling
3. Signal transduction
4. Downstream antidepressant effect
Downstream axons
1. Direct action at nuclear PPAR-β/δ
2. Restoration of connectivity and neuroplasticity
Decreased connectivity and neuroplasticity
Restored connectivity and neuroplasticity

[1]Sullivan G et al. Poster presentation at the American Society of Clinical Psychopharmacology, June 2023. https://bit.ly/42o3jnV
[2]BDNF=brain-derived neurotrophic factor.

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# Tianeptine Shares a Neuroplasticity-Promoting Mechanism With Psychedelics

**The neurotrophic growth factor BDNF plays a key role in the regulation of synaptic plasticity, and is diminished in populations suffering from anxiety and depression[1]**

- Psychedelics may promote neuroplasticity both by directly binding to BDNF receptor TrkB, and by increasing BDNF gene expression[1,2]
- Tianeptine may promote neuroplasticity by upregulating BDNF gene expression through activation of PPAR-β/δ[3,4]



Psychedelics
TrkB
BDNF
BDNF gene
expression



Tianeptine
BDNF
TrkB
PPAR-β/δ
CREB
phosphorylation
RXR
P
BDNF gene expression

BDNF=brain-derived neurotrophic factor; CREB=cAMP response element binding protein; TrkB=tyrosine receptor kinase B

[1]de Vos CMH, et al. *Front Psychiatry.* 2021;12:724606
[2]Moliner R, et al. *Nat Neurosci.* 2023;26(6):1032-1041
[3]Ji MJ, et al. *Int J Neuropsychopharmacol.* 2015;19(1):pyv083
[4]Seo MK, et al. *Psychopharmacology (Berl).* 2016;233(13):2617-2627

© 2023 Tonix Pharmaceuticals Holding Corp.

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# TNX-1900*: Prevention of Headache in Chronic Migraine
## Intranasal Potentiated Oxytocin (OT) with Magnesium

CNS PORTFOLIO

### PROFILE

- Intranasal OT has potential utility in treating migraine[1]
- Magnesium is known to potentiate the binding of OT to its receptor[2,3]
- One billion individuals worldwide suffer from migraines

**Differentiator:** Novel non-CGRP antagonist approach to treatment



Oxytocin
$Mg^{2+}$
Oxytocin receptor

***Patents Issued***

### DEVELOPMENT PROGRAM

**Market Entry:** Chronic Migraine

**Additional Indications:** Acute Migraine, Craniofacial Pain, Insulin Resistance, Binge Eating Disorder

**Status:** Phase 2 study PREVENTION enrollment completed[4]

**Next Steps:** Topline results from PREVENTION expected 4Q 2023

Investigator initiated Phase 2 trials in adolescent obesity and social anxiety disorder are enrolling 3Q 2023

*TNX-1900 has not been approved for any indication. CGRP = calcitonin gene-related peptide.

[1]Tzabazis et al., 2017. *Headache*. 57 Suppl 2:64-75
[2]Antoni et al., 1989. *Biochem J*. 257(2):611-4
[3]Meyerowitz et al., 2022. *Nat Struct Mol Biol*. (3):274-281
[4]A Phase 2 trial under an investigator-initiated IND has been completed in the U.S. using TNX-1900

© 2023 Tonix Pharmaceuticals Holding Corp.

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24 © 2023 Tonix Pharmaceuticals Holding Corp. CNS PORTFOLIO TNX - 1900: Phase 2 PREVENTION Study Design General s tudy c haracteristics: • Randomized, double - blind, placebo - controlle d study (three arms – two treatment regimens and one placebo) in chronic migraine • U.S. sites only • Fully enrolled with 88 patients • Topline results expected 4Q’23 Primary Endpoint: • M ean change in the number of migraine headache days between the 28 - day Run - In phase and the last 28 - days of the Treatment phase (TNX - 1900 vs. placebo) ClinicalTrials.gov Identifier: NCT05679908 A Study to Evaluate the Efficacy and Safety of TNX - 1900 in Patients With Chronic Migraine (PREVENTION) N = 50 N = 50 N = 50

25 © 2023 Tonix Pharmaceuticals Holding Corp. CNS PORTFOLIO TNX - 1900 – Other Studies in Collaboration with Academic Investigators Pharmacodynamic biomarker study related to headache 1 ‒ Testing TNX - 1900 effects on capsaicin - or electrical stimulation - induced forehead dermal blood flow in healthy female human volunteers ‒ Forehead dermal blood flow is considered a trigeminovascular biomarker for antimigraine drugs. ▪ Both a CGRP inhibitor and a triptan have been successfully tested in the model and have been found to inhibit the forehead dermal blood flow response to capsaicin in migraineurs and healthy volunteers, respectively. 2,3 ‒ Erasmus University Medical Center, Dr. Antoinette Maassen van den Brink, Principal Investigator ( P.I.) Pediatric Obesity 4 ‒ Phase 2 double - blind ‘POWER’ study testing TNX - 1900 as a novel therapeutic agent to induce weight loss and improve indicators of cardiometabolic risk in adolescent patients with obesity ‒ Massachusetts General Hospital (MGH), Dr. Elizabeth Lawson, P.I. Social Anxiety 5 ‒ Study effects of TNX - 1900 on social safety learning in social anxiety disorder (SAD) ‒ Univ. of Washington, Dr. Angela Fang, Principal Investigator (P.I.) 1 Tonix Press Release May 22, 202 3: https://ir.tonixpharma.com/news - events/press - releases/detail/1391/tonix - pharmaceuticals - announces - clinical - proof - of - concept 2 de Vries Lentsch S, et al. 2022 “CGRP - mediated trigeminovascular reactivity in migraine patients treated with erenumab .” J Neurol Neurosurg Psychiatry . Aug;93(8):911 - 912. 3 Ibrahimi K, et al. 2017 “A human trigeminovascular biomarker for antimigraine drugs: A randomized double - blind, placebo - controlled, crossover trial with sumatriptan.” Cephalalgia . Jan;37(1):94 - 98. 4 Tonix Press Release July 10 2023 – https://ir.tonixpharma.com/news - events/press - releases/detail/1404/tonix - pharmaceuticals - announces - initiation - of - enrollment - in 5 Tonix Press Release July 17, 2023 – https://ir.tonixpharma.com/news - events/press - releases/detail/1405/tonix - pharmaceuticals - announces - agreement - and - initiation - of

# TNX-1300*: Cocaine Intoxication
## Cocaine Esterase (CocE)

CNS PORTFOLIO

### PROFILE

**Cocaine is the main cause for drug-related ED visits[1]**

**CocE is a recombinant protein that degrades cocaine in the bloodstream**

- Rapidly reverses physiologic effects of cocaine
- Drops plasma exposure by 90% in 2 minutes

**Differentiators:** Rapidly metabolizes cocaine in the bloodstream; no other product currently on the market for this indication



CocE
Cocaine

***Patents Issued***

### DEVELOPMENT PROGRAM

**Market Entry:** Cocaine Intoxication

**Status:** Mid-Phase 2

**Next Steps:** Initiate new Phase 2 trial 3Q 2023

- Single-blind, placebo (+ usual care) controlled, randomized, potentially pivotal study
- Expected to enroll approximately 60 emergency department patients at sites in the US

***FDA Breakthrough Therapy Designation***

***Awarded Cooperative Agreement Grant from National Institute on Drug Abuse (NIDA)***

[1]Havakuk et al., 2017. *J Am Coll Cardiol.* 70:101-113

ED = emergency department.

© 2023 Tonix Pharmaceuticals Holding Corp.

TONIX PHARMACEUTICALS

*TNX-1300 has not been approved for any indication.

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© 2023 Tonix Pharmaceuticals Holding Corp. RARE DISEASE: KEY CANDIDATES

# TNX-2900*: Hyperphagia in Prader-Willi Syndrome
## Intranasal Potentiated Oxytocin (OT) with Magnesium

RARE DISEASE PORTFOLIO

### PROFILE

**Prader-Willi Syndrome is the most common genetic cause of life-threatening childhood obesity**

- Rare disease occurring in 1 in 10,000 to 1 in 30,000 births

**Differentiator:** No approved therapeutic currently on the market for hyperphagia in PWS

**Dangers of PWS Hyperphagia:**

Unhealthy behaviors around food[1-4] → Consequences such as obesity, type 2 diabetes, cardiovascular disease[1-5] → Caretaker Burden[1-4]:

**Patents Issued**

### DEVELOPMENT PROGRAM

**Market Entry:** Hyperphagia in Prader-Willi Syndrome

**Additional Indications:** Rare Hyperphagia Conditions

**Status:** Phase 2 ready

**Next Steps:** IND submission

***FDA Orphan Drug Designation***

*TNX-2900 is in the pre-IND stage of development and has not been approved for any indication.

[1]Miller et al., 2011. *Am J Med Genet A.* 155A(5):1040-1049
[2]Butler et al., 2017. *Genet Med.* 19(6):635-642
[3]Butler MG. NORD. Updated 2018. Accessed May 25, 2022. https://rarediseases.org/rare-diseases/prader-willi-syndrome/
[4]Prader-Willi Syndrome Association USA. Accessed May 25, 2022. https://www.pwsausa.org/what-is-prader-willi-syndrome/
[5]Muscogiuri et al., 2021. *J Endocrinol Invest.* 44(10):2057-2070

© 2023 Tonix Pharmaceuticals Holding Corp.

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© 2023 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY: KEY CANDIDATES

# TNX-1500*

## Next Generation $\alpha$-CD40 Ligand (CD40L) Antibody

**The CD40-CD40L pathway is a pivotal immune system modulator and a well-established and promising treatment target**

**Differentiators: Expected to deliver efficacy without compromising safety**

**First Generation:** Development halted due to thromboembolic (TE) complications—blood clots—traced to Fc gamma receptor (FcγR)

**Second Generation:** Eliminated the FcγR TE complication but potency and half life was reduced, limiting utility

**Third Generation (TNX-1500):** Re-engineered to better modulate the binding of FcγR.

### Prevention of Allograft Rejection

Status: Phase 1 ready – IND cleared

- Collaborations ongoing with Mass General Hospital on heart and kidney transplantation in non-human primates

**Next Steps:** Initiate Phase 1 study 3Q 2023

### Autoimmune Diseases

Status: Potential future indications include:

***Sjögren's Syndrome, Systemic Lupus Erythematosus***

- These indications require large studies, but represent large target markets

SELECTIVELY MODIFIED
anti-CD40L AB



Ruplizumab full Fab
FcγR-modulated Fc region
Mutated FcγR-binding region
FcRn-binding region

Contains the full ruplizumab Fab and the engineered Fc region that modulates FcγR-binding, while preserving FcRn function.

TONIX PHARMACEUTICALS

*TNX-1500 has not been approved for any indication. Patents filed.

© 2023 Tonix Pharmaceuticals Holding Corp.

IMMUNOLOGY PORTFOLIO

# Third-Generation α-CD40L
# Engineered to Decrease Risk of Thrombosis

## First-generation anti-CD40L mAbs



*Ruplizumab*

Constant fragment (Fc) domain interacted with FcγRIIA (CD32A), which suggested a mechanism for the increased risk of thrombosis.[1,2]

## Second-generation anti-CD40L proteins



*Aglycosyl Ruplizumab* | *Dapirolizumab* | *Letolizumab* | *Dazodalibep*

Second-generation anti-CD40L proteins exhibited dramatically reduced binding to FcγRIIA[3-6] but had other issues, including decreased efficacy, shortened half-life, or engendering of anti-drug antibodies (ADAs).[7-9]

## Third-generation anti-CD40L mAbs*



*TNX-1500*

TNX-1500 is engineered to target CD40L therapeutically while reducing FcγRIIA binding and thereby lowering the potential for thrombosis.[1-9]

*Sanofi's frexalimab (formerly SAR441344) and Eledon's tegoprubart (formerly AT-1501) also are Fc modified

[1]Inwald et al., 2003. *Circ Res.* 92(9):1041-1048
[2]Robles-Carrillo et al., 2010. *J Immunol.* 185(3):1577-1583
[3]Shock et al., 2015. *Arthritis Res Ther.* 17(1):234
[4]Xie et al., 2014. *J Immunol.* 192(9):4083-4092
[5]Ferrant et al., 2004. *Int Immunol.* 16(11):1583-1594
[6]Karnell et al., 2019. *Sci Transl Med.* 11(489):eaar6584
[7]ClinicalTrials.gov identifier: NCT02273960. Updated July 16, 2019. Accessed June 1, 2021. https://clinicaltrials.gov/ct2/show/results/NCT02273960?view=results
[8]Waters, 2018. *Biocentury.*
[9]Company data

© 2023 Tonix Pharmaceuticals Holding Corp.

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# Other anti-CD40L Monoclonal Antibodies in Development

IMMUNOLOGY PORTFOLIO

### UCB (Co-developed with Biogen) – Systemic Lupus Erythematosus (SLE)

- Phase 3 Trial Currently Enrolling (NCT04294667)
  - Topline results expected 1H 2024[1]
- Dapirolizumab pegol (pegylated Fab)

### Horizon (being acquired by Amgen) – Sjögren's Syndrome (SjS)

- Two Positive Phase 2 studies reported[2,3]
- Dazodalibep (tn03 fusion protein)

### Sanofi – Sjögren's Syndrome (SjS), Multiple Sclerosis (MS), Systemic Lupus Erythematosus (SLE)

- Phase 2 Trial Currently Enrolling in SjS (NCT04572841) and SLE (NCT05039840)
- Active Phase 2 Trial in Relapsing MS (NCT04879628)
- Frexalimab, f.k.a.SAR441344 (Fc-modified)

### Eledon – Amyotrophic Lateral Sclerosis (ALS) and Kidney Transplant

- Phase 2 Trial Completed in ALS (NCT04322149)
- Phase 1/2 Trial Currently Enrolling in Kidney Transplant (NCT05027906)
- Tegoprubart, f.k.a. AT-1501 (Fc-modified)

### Lundbeck and AprilBio – Neurology

- Phase 1 Trial Currently Enrolling in Healthy Adults (NCT05136053)
- APB-A1 or Lu AG22515 (HAS fusion protein)

[1]https://www.ucb.com/our-science/pipeline
[2]https://ir.horizontherapeutics.com/news-releases/news-release-details/horizon-therapeutics-plc-announces-phase-2-trial-evaluating
[3]https://ir.horizontherapeutics.com/news-releases/news-release-details/horizon-therapeutics-plc-announces-phase-2-trial-evaluating-0

© 2023 Tonix Pharmaceuticals Holding Corp.

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© 2023 Tonix Pharmaceuticals Holding Corp. INFECTIOUS DISEASE: KEY CANDIDATES

© 2023 Tonix Pharmaceuticals Holding Corp. TNX - 801* Recombinant Pox Vaccine (RPV) Platform Using Live Virus Technology Mpox and Smallpox Vaccine Status: Preclinical • TNX - 801 is a cloned version of horsepox 1 (without any insert) purified from cell culture Next Steps: File IND Vaccine for Future Emerging Infectious Diseases Example: TNX - 1850 for COVID - 19 Status: Model System *TNX - 801 is in the pre - IND stage of development and has not been approved for any indication. Patents filed. • Live virus vaccines are the most established vaccine technology ‒ Starting with Edward Jenner’s smallpox vaccine, the first vaccine, which eradicated smallpox ‒ Prevents forward transmission ‒ Effective in eliciting durable or long - term immunity • Economical to manufacture at scale ‒ Low dose because replication amplifies dose in vivo ‒ Single shot administration • Standard refrigeration required for shipping and storage 1 Noyce et al., 2018. PLoS One . 13(1):e0188453. Differentiators: TNX - 801* scHPXV (Horsepox) 212,811 bp

35 © 2023 Tonix Pharmaceuticals Holding Corp. INFECTIOUS DISEASE PORTFOLIO Live Virus Vaccine Platform: Recombinant Pox Vaccine (RPV) Technology for Emerging Infectious Diseases and Oncolytics Mpox and Smallpox Future Pandemics & New Infectious Diseases COVID - 19 Biodefense Using Proven Science To Address Challenging Disease States, We Have Created A Programmable Technology Platform Aimed At Combating Future Threats To Public Health Vaccinia Horsepox ANTIGEN CODING Oncology RPV VECTOR BELIEVED SIMILAR TO EDWARD JENNER’S VACCINE 1 - 3 1 Shrick, 2017. N Engl J Med 377:1491 - 1492 2 Esparza, 2020. Vaccine . 38(30): 4773 – 4779 3 Brinkmann, 2020. Genome Biol . 21: 286

© 2023 Tonix Pharmaceuticals Holding Corp. TONIX MEDICINES: MARKETED PRODUCTS

CNS PORTFOLIO

# Two Marketed Proprietary Migraine Drugs
# Autoinjector and Nasal Spray (Non-oral) Formulations of Sumatriptan

**Zembrace® SymTouch® (sumatriptan injection) 3 mg[1]**

**Tosymra® (sumatriptan nasal spray) 10 mg[2]**

- Each indicated for the treatment of acute migraine with or without aura in adults
- Sumatriptan remains the acute migraine 'gold standard' treatment for many patients and continues to represent the largest segment of the market in terms of unit sales[3]
- Each may provide migraine pain relief in as few as 10 minutes for some patients[1,2,4,5]
- Each bypasses GI tract – provides convenient administration
- Patents to 2036 (Zembrace) and 2031 (Tosymra)

**Upsher-Smith Laboratories Providing Certain Commercial Operations**

- Product acquisition closed on June 30, 2023
- To support the transition of the products, Upsher-Smith is providing certain commercial operations, regulatory and other transition services to Tonix Medicines for up to nine months after closing, in exchange for agreed upon service fees.

[1]Zembrace SymTouch [package insert]. Maple Grove, MN: Upsher-Smith Laboratories, LLC: February 2021 - For more information, talk to your provider and read the Patient Information and Instructions for Use. – Important Safety Information is provided in the appendix
[2]Tosymra [package insert]. Maple Grove, MN: Upsher-Smith Laboratories, LLC: Feb 2021 .For more information, talk to your provider and read the Patient Information and Instructions for Use. – Important Safety Information is provided in the appendix
[3]Upsher-Smith Laboratories, LLC; Data On File, 2023
[4]Mathew NT, et al. Dose ranging efficacy and safety of subcutaneous sumatriptan in the acute treatment of migraine. US Sumatriptan Research Group. Arch Neurol. 1992;49(12):1271-1276.
[5]Wendt J, et al. A randomized, double-blind, placebo-controlled trial of the efficacy and tolerability of a 4-mg dose of subcutaneous sumatriptan for the treatment of acute migraine attacks in adults. Clinical Therapeutics. 2006;28(4):517-526.
Tonix has contracted to acquire the Zembrace, SymTouch and Tosymra trademarks. Intravail is a registered trademark of Aegis Therapeutics, LLC, a wholly owned subsidiary of Neurelis, Inc.

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© 2023 Tonix Pharmaceuticals Holding Corp.

CNS PORTFOLIO

# Zembrace® SymTouch® (sumatriptan injection) 3 mg

## Indication

- Indicated for the treatment of acute migraine with or without aura in adults

## Design

- Only branded sumatriptan autoinjector professionally promoted in the United States
- Designed for ease of use and favorable tolerability with a low 3 mg dose[1-4]

## Patents

- Patents to 2036

## Clinical evidence

- Demonstrated onset of migraine pain relief in as few as 10 minutes (17% of patients vs. 5% for placebo)[2]
- Demonstrated migraine pain freedom for 46% of patients (vs 27% for placebo) at 2 hours in a single-attack, double-blind study (N=230)[3]

[1]Zembrace SymTouch [package insert]. Maple Grove, MN: Upsher-Smith Laboratories, LLC: February 2021.
[2]Mathew NT, et al. Dose ranging efficacy and safety of subcutaneous sumatriptan in the acute treatment of migraine. US Sumatriptan Research Group. Arch Neurol. 1992;49(12):1271-1276.
[3]Landy, S. et al. Efficacy and safety of DFN-11 (sumatriptan injection, 3 mg) in adults with episodic migraine: a multicenter, randomized, double-blind, placebo-controlled study. *J Headache Pain.* 19, 69 (2018).
[4]Brand-Schieber E, Munjal S, Kumar R, et al. Human factors validation study of 3 mg sumatriptan autoinjector, for migraine patients. Med Devices (Auckl). 2016;9:131-137.

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© 2023 Tonix Pharmaceuticals Holding Corp.

# Tosymra® (sumatriptan nasal spray) 10 mg

CNS PORTFOLIO

## Indication

- Indicated for the treatment of acute migraine with or without aura in adults

## Design

- Novel intranasal sumatriptan product formulated with a permeation enhancer (Intravail® technology) that provides rapid and efficient absorption of sumatriptan[1,2]
- Pharmacokinetically equivalent to 4 mg subcutaneous (*s.c.*) sumatriptan[1]

## Patents

- Patents to 2031

## Clinical evidence

- Tosymra® delivers migraine pain relief in as little as 10 minutes with just one spray for some patients (13% vs. 5% for placebo)[1-3]

[1]Tosymra [package insert]. Maple Grove, MN: Upsher-Smith Laboratories, LLC: 2019.
[2]Mathew NT, et al. Dose ranging efficacy and safety of subcutaneous sumatriptan in the acute treatment of migraine. US Sumatriptan Research Group. Arch Neurol. 1992;49(12):1271-1276.
[3]Wendt J, et al. A randomized, double-blind, placebo-controlled trial of the efficacy and tolerability of a 4-mg dose of subcutaneous sumatriptan for the treatment of acute migraine attacks in adults. Clinical Therapeutics. 2006;28(4):517-526.
Intravail is a trademark of Aegis, a subsidiary of Neurelis

TONIX PHARMACEUTICALS

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© 2023 Tonix Pharmaceuticals Holding Corp.

# Potential for Zembrace and Tosymra in Evolving Migraine Market

CNS PORTFOLIO

**Documented efficacy of Zembrace[1,2] and Tosymra[3-5] as abortive treatments for acute migraine**

- Migraine pain relief possible in as few as 10 minutes for some patients and convenient administration
- Potential to address the unmet needs of patients using traditional or emerging oral acute migraine medications, particularly for rapid-onset treatment

**Zembrace and Tosymra have potential as first-line or rescue medications**

- Depending on patient need, prescribers may utilize to treat acute migraine either first-line or in the rescue position in a comprehensive migraine toolbox
- Fast onset of action, high pain-relief rates
- For certain patients who present to ERs, Zembrace and Tosymra also provide ER staff a straightforward treatment option

[1]Zembrace SymTouch [package insert]. Maple Grove, MN: Upsher-Smith Laboratories, LLC: 2019.
[2]Landy, S. et al. Efficacy and safety of DFN-11 (sumatriptan injection, 3 mg) in adults with episodic migraine: a multicenter, randomized, double-blind, placebo-controlled study. *J Headache Pain.* 19, 69 (2018).
[3]Tosymra [package insert]. Maple Grove, MN: Upsher-Smith Laboratories, LLC: Feb 2021.
[4]Mathew NT, et al. Dose ranging efficacy and safety of subcutaneous sumatriptan in the acute treatment of migraine. US Sumatriptan Research Group. Arch Neurol. 1992;49(12):1271-1276.
[5]Wendt J, et al. A randomized, double-blind, placebo-controlled trial of the efficacy and tolerability of a 4-mg dose of subcutaneous sumatriptan for the treatment of acute migraine attacks in adults. Clinical Therapeutics. 2006;28(4):517-526.
Intravail is a registered trademark of Aegis Therapeutics, LLC, a wholly owned subsidiary of Neurelis, Inc.

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© 2023 Tonix Pharmaceuticals Holding Corp.

# Administration of Zembrace and Tosymra Bypass the GI Tract

CNS PORTFOLIO

**Bypassing the gastrointestinal (GI) tract is a potential advantage for treating acute migraine**

- Potential to provide a treatment option for migraines complicated by severe nausea and vomiting

**Need for acute non-oral treatments**

- GI absorption may be inconsistent in migraineurs due to gastric stasis (also called "gastroparesis")[1-4]
- Nausea and vomiting are symptoms of migraine[5]

**Existing intranasal products**

- Imitrex® nasal spray (sumatriptan)
- Migranal® (dihydroergotamine) nasal spray – developed by Novartis, sold by Bausch Health

**New intranasal products bring attention to this non-oral route**

- Pfizer's Zavzpret® (zavegepant), FDA approved in March, 2023[1] is the first intranasal gepant
- Impel NeuroPharma's Trudhesa® (dihydroergotamine) FDA approved 2021[2]
  - Precision Olfactory Delivery (POD) technology targets vascular-rich upper nasal space

[1]Pfizer Press Release March 10, 2023. – https://www.pfizer.com/news/press-release/press-release-detail/pfizers-zavzprettm-zavegepant-migraine-nasal-spray
[2]Impel Press Release September 3, 2021 - https://impelpharma.com/2021/09/03/impel-neuropharma-announces-u-s-fda-approval-of-trudhesa-dihydroergotamine-mesylate-nasal-spray-for-the-acute-treatment-of-migraine/

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© 2023 Tonix Pharmaceuticals Holding Corp.

42 © 2023 Tonix Pharmaceuticals Holding Corp. CNS PORTFOLIO Strategic Fit We expect commercial business of Zembrace and Tosymra will be under our control in 4Q: and projected fibromyalgia topline for TNX - 102 SL is expected 1Q24 ‒ With success in F307 trial, commercial business is expected to speed TNX - 102 SL launch ‒ Commercial business has potential to expand ▪ Potential for “Growth Equity” investors to fund subsequent product acquisitions ▪ Debt can be part of financing strategy for subsequent acquisitions Acquiring subsequent commercial products is easier than buying the first products ‒ Licenses, accounting, managed care relationships facilitate acquisitions Commercial sales is an established business strategy ‒ Historically recession - proof ‒ Opportunities for new products as big pharma focuses on cell - and gene - therapies ‒ Room for innovation in evolving reimbursement market ▪ Constant evolution in Managed care, Medicare/Medicaid, specialty pharmacies, etc.

43 © 2023 Tonix Pharmaceuticals Holding Corp. CNS PORTFOLIO Value to Tonix of Marketed Proprietary Migraine Drugs Prepare for the launch of TNX - 102 SL for fibromyalgia ‒ Commercial capabilities prior to expected launch of TNX - 102 SL may speed market uptake ‒ Potential to facilitate launch of TNX - 1900 for prevention of chronic migraine once approved ▪ Overlap of prescribers and patients between acute migraine and chronic migraine indications Grow commercial CNS sales capability ‒ Improve sales and margins of these migraine products ▪ Targeting sampling to potential users ▪ Decreasing certain costs ‒ Explore specialty pharmacy channel Build a specialty pharma business ‒ Further product acquisitions ‒ Several CNS companies have launched of their own internally - developed products and needed to build commercial capabilities ‒ e.g. , Cephalon, Acadia, Neurocrine , BioHaven , Intra - Cellular, Axsome

© 2023 Tonix Pharmaceuticals Holding Corp. PRECLINICAL PIPELINE

45 © 2023 Tonix Pharmaceuticals Holding Corp. INFECTIOUS DISEASE PORTFOLIO Internal Development & Manufacturing Capabilities R&D Center (RDC) – Frederick, MD • Functions: ‒ Research advancing CNS and immunology drugs ‒ Accelerated development of vaccines and antiviral drugs against COVID - 19, its variants and other infectious diseases • Description: ~48,000 square feet, BSL - 2 with some areas designated BSL - 3 • Status: Operational Advanced Development Center (ADC) – North Dartmouth, MA • Function: Development and clinical scale manufacturing of biologics • Description: ~45,000 square feet, BSL - 2 • Status: Operational

# Pipeline: Key Pre-Clinical Programs

| Candidates* | Indication | Status/Next Milestone |
|---|---|---|
| TNX-1610[1] | Attention Deficit Hyperactivity Disorder (ADHD) | Preclinical |
| TNX-1700[2] | Gastric and colorectal cancers | Preclinical |
| TNX-1850[3] | COVID-19 (horsepox-based live virus vaccine platform) | Preclinical |
| TNX-801[4] | Smallpox and mpox vaccine | Preclinical |
| TNX-3900 | Filoviruses (broad spectrum antiviral) | Preclinical |
| TNX-4000 | Filoviruses (broad spectrum antiviral) | Preclinical |
| TNX-4300 | Depression (estianeptine) | Preclinical |

[1]Acquired from TRImaran Pharma; license agreement with Wayne State University
[2]Recombinant trefoil factor 2 (rTFF2) based protein; licensed from Columbia University
[3]Live attenuated vaccine based on horsepox virus vector, expressed SARS-CoV-2 spike protein. TNX-1850 is based on the BA.2 variant spike protein.
[4]Live attenuated vaccine based on horsepox virus

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© 2023 Tonix Pharmaceuticals Holding Corp.

IMMUNOLOGY PORTFOLIO

# TNX-1700*: Gastric and Colorectal Cancers
## Recombinant Trefoil Factor 2 (rTFF2-HSA) Fusion Protein

### Potential New Cancer Treatment

- TNX-1700 (rTFF2-HSA) has effects on cancer by altering the tumor micro-environment
- Mechanism of action: suppresses myeloid-derived suppressor cells and activates anti-cancer CD8+ T cells
- Potential synergy with anti-PD1 or anti-PD-L1 monoclonal antibodies (mAbs)

### Preclinical Evidence for Inhibiting Growth of Cancer Cells

- In an MC38 mouse model of colorectal cancer, mTNX-1700 (murine TNX-1700) alone inhibited tumor growth by 50%, and combination therapy with anti-PD1 inhibited tumor growth by 87%[1]
- In an advanced mouse model of gastric cancer, mTNX-1700 combination therapy with anti-PD1 inhibited tumor growth by 78%[2]
- Mechanistically, the combination therapy reduced intratumoral MDSCs, profoundly increased tumor-infiltrating CD8+ T cells, and significantly reduced spontaneous metastasis[2]

***Patents Filed***

**Market Entry:** Immuno-oncology, combination therapy with PD1 blockers for gastric and colorectal cancer

**Status:** Preclinical

**Next Steps:** Animal studies ongoing

**Differentiator:** No product yet identified consistently augments PD1 effects on cold tumors

### Licensed from Columbia University

- Developing in partnership under sponsored research agreement

*TNX-1700 is in the pre-IND stage of development and has not been approved for any indication.

[1]Daugherty et al., AACR Poster. 2023. MDSC-targeted TFF2-MSA suppresses tumor growth and increases survival in anti-PD-1 treated MC38 and CT26.wt murine colorectal cancer models. https://bit.ly/45XbGK9
[2]Qian et al., AACR Poster. 2023. MDSC-targeted TFF2-MSA synergizes with PD-1 blockade therapy in diffuse-type gastric cancer. https://bit.ly/3qCQsku

© 2023 Tonix Pharmaceuticals Holding Corp.

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© 2023 Tonix Pharmaceuticals Holding Corp. TONIX TEAM, NETWORK AND FUTURE OUTLOOK

49 © 2023 Tonix Pharmaceuticals Holding Corp. TNX - 1300: COCAINE INTOXICATION TNX - 1700: GASTRIC AND COLORECTAL CANCERS Key Development Partners TNX - 1500: ALLOGRAFT REJECTION TNX - 1900: MIGRAINE & OTHER INDICATIONS TNX - 801: SMALLPOX AND MONKEYPOX VACCINE TNX - 1850: COVID - 19 VACCINE TNX - 2900: PRADER - WILLI SYNDROME TNX - 3700 : COVID - 19 VACCINE (ZINC NANOPARTICLE mRNA TECHNOLOGY ) TNX - 2300 : BOVINE PARAINFLUEZNA VIRUS

50 © 2023 Tonix Pharmaceuticals Holding Corp. Milestones: Recently Completed and Upcoming Expected Clinical Trial Initiations □ 3 rd Quarter 2023 Phase 1 study start of TNX - 1500 for prevention of allograft rejection □ 3 rd Quarter 2023 Phase 2 study start of TNX - 1300 for the treatment of cocaine intoxication □ 2 nd Quarter 2022 Phase 3 RESILIENT study start of TNX - 102 SL for the management of fibromyalgia □ 3rd Quarter 2022 Phase 2 PREVAIL study start of TNX - 102 SL for the treatment of fibromyalgia - type Long COVID □ 1 st Quarter 2023 Phase 2 PREVENTION study start of TNX - 1900 for the treatment of migraine □ 1st Quarter 2023 Phase 2 UPLIFT study start of TNX - 601 ER for major depressive disorder □ 2 nd Quarter 2023 Acquisition of marketed migraine products x x Expected Data □ 3 rd Quarter 2023 Topline results of Phase 2 PREVAIL study of TNX - 102 SL for fibromyalgia - type Long COVID □ 4 th Quarter 2023 Topline results of Phase 2 PREVENTION study of TNX - 1900 for chronic migraine □ 4 th Quarter 2023 Topline results of Phase 3 RESILIENT study of TNX - 102 SL for fibromyalgia □ 4 th Quarter 2023 Topline results of Phase 2 UPLIFT study of TNX - 601 ER for major depressive disorder x x x

© 2023 Tonix Pharmaceuticals Holding Corp. THANK YOU

# Zembrace® IMPORTANT SAFETY INFORMATION (1 of 2)

CNS PORTFOLIO

**Zembrace SymTouch (Zembrace) can cause serious side effects, including heart attack and other heart problems, which may lead to death. Stop use and get emergency help if you have any signs of a heart attack:**

- Discomfort in the center of your chest that lasts for more than a few minutes or goes away and comes back; severe tightness, pain, pressure, or heaviness in your chest, throat, neck, or jaw; pain or discomfort in your arms, back, neck, jaw or stomach; shortness of breath with or without chest discomfort; breaking out in a cold sweat; nausea or vomiting; feeling lightheaded

Zembrace is not for people with risk factors for heart disease (high blood pressure or cholesterol, smoking, overweight, diabetes, family history of heart disease) unless a heart exam shows no problem.

Do not use Zembrace if you have:

- History of heart problems; narrowing of blood vessels to your legs, arms, stomach, or kidney (peripheral vascular disease); uncontrolled high blood pressure; hemiplegic or basilar migraines. If you are not sure if you have these, ask your provider.
- Had a stroke, transient ischemic attacks (TIAs), or problems with blood circulation; severe liver problems; taken any of the following medicines in the last 24 hours: almotriptan, eletriptan, frovatriptan, naratriptan, rizatriptan, ergotamines, dihydroergotamine; are taking certain antidepressants, known as monoamine oxidase (MAO)-A inhibitors or it has been 2 weeks or less since you stopped taking a MAO-A inhibitor. Ask your provider for a list of these medicines if you are not sure.
- An allergy to sumatriptan or any of the components of Zembrace

Tell your provider about all of your medical conditions and medicines you take, including vitamins and supplements.

Zembrace can cause dizziness, weakness, or drowsiness. If so, do not drive a car, use machinery, or do anything where you need to be alert.

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# Zembrace® IMPORTANT SAFETY INFORMATION (2 of 2)

CNS PORTFOLIO

**Zembrace may cause serious side effects including:**

- Changes in color or sensation in your fingers and toes; sudden or severe stomach pain, stomach pain after meals, weight loss, nausea or vomiting, constipation or diarrhea, bloody diarrhea, fever; cramping and pain in your legs or hips; feeling of heaviness or tightness in your leg muscles; burning or aching pain in your feet or toes while resting; numbness, tingling, or weakness in your legs; cold feeling or color changes in one or both legs or feet; increased blood pressure including a sudden severe increase even if you have no history of high blood pressure; medication overuse headaches from using migraine medicine for 10 or more days each month. If your headaches get worse, call your provider.
- Serotonin syndrome, a rare but serious problem that can happen in people using Zembrace, especially when used with anti-depressant medicines called SSRIs or SNRIs. Call your provider right away if you have: mental changes such as seeing things that are not there (hallucinations), agitation, or coma; fast heartbeat; changes in blood pressure; high body temperature; tight muscles; or trouble walking.
- Hives (itchy bumps); swelling of your tongue, mouth, or throat
- Seizures even in people who have never had seizures before

The most common side effects of Zembrace include: pain and redness at injection site; tingling or numbness in your fingers or toes; dizziness; warm, hot, burning feeling to your face (flushing); discomfort or stiffness in your neck; feeling weak, drowsy, or tired.

Tell your provider if you have any side effect that bothers you or does not go away. These are not all the possible side effects of Zembrace. For more information, ask your provider.

This is the most important information to know about Zembrace but is not comprehensive. For more information, talk to your provider and read the Patient Information and Instructions for Use. You can also visit www.upsher-smith.com or call 1-888-650-3789. For full Prescribing Information, visit: https://dailymed.nlm.nih.gov/dailymed/drugInfo.cfm?setid=6e5b104f-2b9e-416e-92fb-ef1bdaea867d

You are encouraged to report adverse effects of prescription drugs to the FDA. Visit www.fda.gov/medwatch or call 1-800-FDA-1088.

Zembrace is a prescription medicine used to treat acute migraine headaches with or without aura in adults who have been diagnosed with migraine.

Zembrace is not used to prevent migraines. It is not known if it is safe and effective in children under 18 years of age.

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# Tosymra® IMPORTANT SAFETY INFORMATION (1 of 2)

CNS PORTFOLIO

**Tosymra® can cause serious side effects, including heart attack and other heart problems, which may lead to death. Stop Tosymra and get emergency medical help if you have any signs of heart attack:**

- Discomfort in the center of your chest that lasts for more than a few minutes or goes away and comes back; severe tightness, pain, pressure, or heaviness in your chest, throat, neck, or jaw; pain or discomfort in your arms, back, neck, jaw, or stomach; shortness of breath with or without chest discomfort; breaking out in a cold sweat; nausea or vomiting; feeling lightheaded

Tosymra is not for people with risk factors for heart disease (high blood pressure or cholesterol, smoking, overweight, diabetes, family history of heart disease) unless a heart exam is done and shows no problem.

Do not use Tosymra if you have:

- History of heart problems; narrowing of blood vessels to your legs, arms, stomach, or kidney (peripheral vascular disease); uncontrolled high blood pressure; severe liver problems; hemiplegic or basilar migraines. If you are not sure if you have these, ask your healthcare provider.
- Had a stroke, transient ischemic attacks (TIAs), or problems with blood circulation; taken any of the following medicines in the last 24 hours: almotriptan, eletriptan, frovatriptan, naratriptan, rizatriptan, ergotamines, or dihydroergotamine. Ask your provider if you are not sure if your medicine is listed above
- are taking certain antidepressants, known as monoamine oxidase (MAO)-A inhibitors or it has been 2 weeks or less since you stopped taking a MAO-A inhibitor. Ask your provider for a list of these medicines if you are not sure
- An allergy to sumatriptan or any ingredient in Tosymra

Tell your provider about all of your medical conditions and medicines you take, including vitamins and supplements. Tosymra can cause dizziness, weakness, or drowsiness. If so, do not drive a car, use machinery, or do anything where you need to be alert.

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55 © 2023 Tonix Pharmaceuticals Holding Corp. CNS PORTFOLIO Tosymra may cause serious side effects including: • Changes in color or sensation in your fingers and toes; sudden or severe stomach pain, stomach pain after meals, weight loss, nausea or vomiting, constipation or diarrhea, bloody diarrhea, fever; cramping and pain in your legs or hips, feeling of heaviness or tightness in your leg muscles, burning or aching pain in your feet or toes while resting, numbness, tingling, or weakness in your legs, cold feeling or color changes in one or both legs or feet; increased blood pressure including a sudden severe increase even if you have no history of high blood pressure; medication overuse headaches from using migraine medicine for 10 or more days each month. If your headaches get worse, call your provider . • Serotonin syndrome, a rare but serious problem that can happen in people using Tosymra, especially when used with anti - depressant medicines called SSRIs or SNRIs. Call your provider right away if you have : mental changes such as seeing things that are not there (hallucinations), agitation, or coma; fast heartbeat; changes in blood pressure; high body temperature; tight muscles; or trouble walking. • Seizures even in people who have never had seizures before The most common side effects of Tosymra include : tingling, dizziness, feeling warm or hot, burning feeling, feeling of heaviness, feeling of pressure, flushing, feeling of tightness, numbness, application site (nasal) reactions, abnormal taste, and throat irritation. Tell your provider if you have any side effect that bothers you or does not go away. These are not all the possible side effects of Tosymra. For more information, ask your provider. This is the most important information to know about Tosymra but is not comprehensive. For more information, talk to your provider and read the Patient Information and Instructions for Use . You can also visit www.upsher - smith.com or call 1 - 888 - 650 - 3789. For full Prescribing Information, visit: https://dailymed.nlm.nih.gov/dailymed/drugInfo.cfm?setid=015a5cf9 - f246 - 48bc - b91e - cd730a53d8aa You are encouraged to report negative side effects of prescription drugs to the FDA. Visit www.fda.gov/medwatch , or call 1 - 800 - FDA - 1088. Tosymra is a prescription medicine used to treat acute migraine headaches with or without aura in adults. Tosymra is not used to treat other types of headaches such as hemiplegic or basilar migraines or cluster headaches. Tosymra is not used to prevent migraines. It is not known if Tosymra is safe and effective in children under 18 years of age. Tosymra ® IMPORTANT SAFETY INFORMATION (2 of 2)